Subsequent Events:	3 Months Ended
Mar. 31, 2016
Subsequent Events: [Abstract]
Subsequent Events:

Note 11.    Subsequent Events:

Memorandum of Understanding

On February 24, 2016, we entered into the MOU with the government of the Bolivarian Republic of Venezuela that contemplates settlement, including payment and resolution, of the Arbitral Award granted in our favor by ICSID in respect of the Brisas Project, the transfer of the Mining Data previously compiled by the Company, as well as the development of the Brisas-Cristinas Project by the parties (See Note 3 for further discussion). The MOU was initially scheduled to terminate on April 24, 2016, but it was extended by the parties to May 12, 2016.

Private Placement

On March 9, 2016, we announced a non-brokered private placement with certain arm's length investors for gross proceeds of up to US $38.0 million (the “Private Placement”). Pursuant to the Private Placement, with conditional approval from the TSXV, we will issue up to 9,500,000 Class A common shares at a price of US $4.00 per share. On May 4, 2016, we announced the closing of the first tranche of the Private Placement whereby we issued 5,210,000 Class A common shares for aggregate proceeds of $20.8 million. The TSXV has granted us an extension until May 15, 2016 to complete the sale of the remaining shares pursuant to the Private Placement.

The proceeds will be used for general working capital purposes. We are diligently working to conclude and execute the documentation required to affect the remaining tranche of the Private Placement. No commission or finder's fee will be paid in connection with the Private Placement. The shares will be offered pursuant to exemptions from the prospectus requirements of applicable securities legislation and will be subject to a hold period in Canada of four months and a day from their date of issuance.

In connection with the Private Placement, we requested from the holders of the 2018 Notes a waiver of their right to participate in the Private Placement as defined in the Note Restructuring and Note Purchase Agreement dated November 30, 2015. The agreed upon waiver is subject to: 1) the completion of the Private Placement on or before May 15, 2016; 2) our agreement that we will not engage in any future financings, including equity (or equity linked) or debt, whether by private placement or otherwise, without the consent of the majority of note holders; provided, however, that such consent will no longer be required upon the earliest to occur of the following events: (i) the abandonment of the Private Placement or, if the Private Placement is not earlier abandoned, the failure to close the Private Placement on or prior to May 15, 2016; (ii) a substantial majority of any proceeds from the Arbitral Award have been distributed by the Company to our shareholders; and (iii) December 31, 2016, whether or not the Private Placement has been consummated.